Osterweis Fund
Osterweis Strategic Investment Fund

Supplement dated April 1, 2019 to the
Statutory Prospectus dated June 30, 2018

Effective April 1, 2019, Larry Cordisco will serve as a Co-Lead Portfolio Manager for the Osterweis Fund and Portfolio Manager for the Osterweis Strategic Investment Fund.

The following disclosure is added under the heading “Portfolio Managers” on page 6:

Larry Cordisco – Portfolio Manager of the Fund since 2019

The following disclosure is added under the heading “Portfolio Managers” on page 19:

Larry Cordisco – Portfolio Manager of the Fund since 2019

The following disclosure is added to page 43 of the Prospectus:

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Larry Cordisco	Osterweis Fund (Co-Lead Portfolio Manager since 2019) Osterweis Strategic Investment Fund (Portfolio Manager since 2019)
Mr. Larry E. Cordisco serves as a Senior Portfolio Manager of Osterweis Capital Management Inc. and Osterweis Capital Management LLC. Prior to joining the Advisers in 2019, he was a Co-Portfolio Manager of the Meridian Contrarian Fund from 2012 to 2019. Larry's experience includes an additional 11 years as an equity analyst. Most recently as Vice President of Investment Research for the Meridian Contrarian Fund, and before that as an analyst within the technology group at Banc of America Securities.
Mr. Cordisco earned a B.A. from the University of California, Santa Barbara, an M.P.P. from Georgetown University and an M.B.A. from Columbia Business School.

Please retain this Supplement with the Statutory Prospectus.

Osterweis Fund
Osterweis Strategic Investment Fund

Supplement dated April 1, 2019 to the
Statement of Additional Information
dated June 30, 2018

Effective April 1, 2019, Larry Cordisco will serve as a Co-Lead Portfolio Manager for the Osterweis Fund and Portfolio Manager for the Osterweis Strategic Investment Fund.

The following disclosure is added to page 39 of the Statement of Additional Information:

Larry Cordisco is a member of the investment team responsible for the Osterweis Fund and the Osterweis Strategic Investment Fund. Accordingly, he will manage the same other accounts managed by those teams.

The following disclosure is added to page 39 of the Statement of Additional Information:

Mr. Cordisco’s compensation is a fixed salary that is determined after considering appropriate industry standards. His salary is not based on the performance of the Funds or the Funds’ overall net assets. Portfolio managers receive discretionary bonuses that are not fixed. Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, the contribution to the performance of each Fund and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers. They also participate in a retirement plan.

The following disclosure on pages 39-40 of the Statement of Additional Information is revised as follows:

The following indicates the dollar range of shares that each portfolio manager beneficially owns in each Fund as of March 31, 2018:

Table Key
None	A
$1-$10,000	B
$10,001-$50,000	C
$50,001-$100,000	D
$100,001 - $500,000	E
$500,001-$1,000,000	F
Over $1,000,000	G

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
	Osterweis Fund	Osterweis Strategic Income Fund	Osterweis Strategic Investment Fund	Osterweis Emerging Opportunity Fund	Osterweis Total Return Fund
John S. Osterweis	G	G	G	G	G
Gregory S. Hermanski	G	G	F	E	A
Nael Fakhry	E	A	A	A	A
Carl P. Kaufman	A	G	G	A	G
Bradley M. Kane	A	F	D	D	E
James L. Callinan	E	C	A	G	C
Eddy Vataru	A	A	A	A	F
Craig Manchuck	A	E	D	C	D
John Sheehan(1)	E	A	A	A	A
Daniel Oh(1)	A	A	A	A	A
Larry Cordisco(2)	A	A	A	A	A

(1)	As of June 1, 2018.
(2)	As of March 22, 2019.

Please retain this Supplement with the Statement of Additional Information.